Exhibit 99.1
Investor Presentation May 2011

2 Forward-Looking Language FORWARD-LOOKING LANGUAGE This presentation contains various forward-looking statements as of the date hereof and the Company undertakes no obligation to update these statements regardless of new developments or otherwise. Statements in this presentation that are not historical are forward-looking statements any may be impacted by certain risks and uncertainties. These risks and uncertainties, some of which are beyond the Company's control, include but are not limited to the cyclical nature of the Company's industrial and municipal markets, technological advances by competitors, the Company's ability to improve its operating performance, risks associated with the execution of new product or service introductions, increased warranty and product liability expenses, risks associated with supplier, dealer and other partner alliances, changes in cost competitiveness including those resulting from foreign currency movements, disruptions in the supply of parts or components from sole source suppliers and subcontractors, retention of key employees and general changes in the competitive or economic environment.

3 Headlines New CEO: Dennis Martin 80/20 Focus Experience in Diversified Manufacturing Organizations Focus on Cash Flow and Margin Improvement in All Business Units Order Trends Improving Across Businesses Recent Partnerships (Pierce, Kapsch) Leverage Strong Brands & Technology Leading Market Shares in Most Key Businesses Industrial Business (30% Total FSS): Revenue Growth at Good Margins Municipal Business (30%): Revenue Stability; Focus on Margin Improvement International Business (40%): Global Opportunities for Safety, Bronto and FSTech Balance Sheet Expected to be Refinanced Later this Year Target Debt/EBITDA Ratio: 2X - 3X

4 Business Overview

5 Federal Signal Overview Products and services enhance the safety, security and well-being of communities and workplaces around the world Leading global designer and manufacturer of products and total solutions that serve municipal, industrial and international government customers Operates four segments: Environmental Solutions Group (ESG) Fire Rescue Group (Bronto) Safety & Security Systems Group (SSG) Federal Signal Technologies (FSTech) 100+ years of product leadership: Trusted brands - proven performance Leadership positions (#1 or #2) in most markets Increasing global presence and installed base of customers Employees: ~2,800 worldwide Company Overview 2010 Net Sales by Segment 2010 Net Sales by Customer 2010 Net Sales by Customer Environmental Solutions 43% Fire Rescue 15% FSTech 13% Safety & Security Systems 30% (CHART) U.S. Municipal 33% U.S. Industrial/ Commercial 29% Non-U.S. 38%

6 Product Overview ESG Fire Rescue SSG FSTech Products End- Market Mix Geo- graphic Mix 2010 Revenue Street sweepers Truck-mounted sewer cleaners and hydro excavators Industrial vacuum trucks Water blasters Aerial lift platforms for fire and rescue Access platforms Vehicle lights and sirens Indoor and outdoor mass warning and notification systems Mining and electrical safety equipment Automated license plate recognition Electronic tolling and vehicle registration Transaction processing / account management Vehicle classification software Parking, access and revenue control $310mm $109mm $215mm $93mm US 80% EXCEL SOURCE copied at 20-Apr-11 10:41:44: FEDSIG2011\charts for pies rider.xlsx (Chart1) NA 73% NA 73% EMEA 15% EMEA 15% LATAM 11% LATAM 11% APAC 2% APAC 2% Non-US 20% US 10% Non-US 90% EXCEL SOURCE copied at 21-Apr-11 11:53:27: FEDSIG2011\Product Overview.xlsx (Chart1 (3)) US 55% Non-US 45% US Municipal 50% Non-US Industrial 14% US Industrial 31% Non-US Municipal 5% US Municipal 31% Non-US Municipal 28% US Industrial 24% Non-US Industrial 16% EXCEL SOURCE copied at 27-Apr-11 06:32:42: FEDSIG2011\RAP\Excel Backup\Credit Strength Backup v3.xlsx (Bronto EM) US Municipal 2% Non-US Municipal 64% US Industrial 8% Non-US Industrial 26% Mix evolving: Intelligent transport RFID Public security

7 Environmental Solutions Group (ESG) Leading manufacturer and supplier of a full range of street sweeper and vacuum trucks and high- performance waterblasting equipment for municipal and industrial customers New products including hydro-excavation, glycol recovery and surface cleaning Sale of parts and consumables, service and repair, equipment rentals and training constituted approximately 20% of revenues in 2010 The group had sales of $310 million and operating profit of $18 million in 2010 Orders rose 24% in 2010 with strong growth in vacuum trucks and water blasters and increased industrial demand Sewer cleaners are typically funded by water taxes Segment Overview Backlog and Orders Sales by Product ($ millions)

Environmental Solutions Group (ESG)

% of 2010 Revenue


ESG
43%

Products and Brands		Market Position	Competitors	
ELGIN	Street Sweepers	#1 NA & SA in street sweepers	Alamo / Schwarze Tymco	Stewart Amos
VACTOR	Sewer Cleaners: -Combination Cleaners -Catch Basin Cleaners -Jetting Units	#1 NA in truck mounted sewer cleaners	Vacall /Safejet Vac Con Aquatech	GapVax Super / Camel
VACTOR	Hydroexcavators	#2 NA in truck mounted hydroexcavators	Super / Mud Dog Gap Vax Hi Vac Tornado Seca	Keith Huber Presvac Vac Con Westech Vac Master
GUZZLER VACTOR	Industrial Vacuum Loaders	#1 NA in industrial vacuum trucks	GapVax Vacall /Safejet Super /SuperSucker	Hi Vac Ultra Vac Vac Con Gap Vax
Jetstream	Waterblasters	#3 NA in high HP industrial waterblasters	Hammelman NLB Flow	Gardner Denver Woma

FEDERAL SIGNAL | Advancing security and well-being.
8

9 Safety and Security Systems Group (SSG) Segment Overview Backlog and Orders Sales by Product Leading manufacturer and supplier of comprehensive systems and products that law enforcement, fire rescue, emergency medical services, campuses, military facilities and industrial sites use to protect people and property Systems for emergency vehicles, campus and community alerting Interoperable communications Industrial communications Command and municipal networked security systems The group had sales of $215 million and operating profit of $24 million in FY2010 ($ millions)

10 #2 WW vehicular lights and sirens Products and Brands Safety and Security Systems Group (SSG) Competitors Market Position #1 WW mining electrical safety products (connectors & couplers) #1 NA and #2 WW outdoor mass warning and notification systems Public Safety Systems Industrial Warning Systems Outdoor Warning Systems #1 NA and #2 WW indoor mass warning and notification systems Cooper Industries, Thomas & Betts, Hubbell and GE Public Safety (Code 3), Whelen, ECCO, Hella, Premier Hazard, Mecura and BAE Systems Acoustic Technologies, American Signal, Whelen and Madah Comm (Cooper Industries) K H Controls, Comptrol, Becker, Austdac (Hubbell), Proof and Sait Mining (Cooper Industries) Competitive Advantages: Leading brands, required certifications, application of technologies to end markets, global channel network

11 Fire Rescue Group (Bronto) Segment Overview Backlog and Orders Sales by Product Leading manufacturer and supplier of sophisticated, vehicle-mounted, aerial platforms for fire fighting, rescue, electric utility and industrial uses The group manufactures in Finland and sells globally under the Bronto Skylift name The group had sales of $109 million and operating profit of $9 million in FY2010 Orders up 38.1% and 25.9% sequentially in Q4 2010 and Q1 2011, respectively Asian market growth offsets European market weakness Significant working capital improvement targeted in 2011 Recent distribution partnership with Oshkosh (Pierce) ($ millions)

12 Fire and rescue platforms Truck-mounted aerial platforms Fire fighting and rescue equipment end markets #1 Aerial lift platforms > 80 meters for fire and rescue Products and Brands Market Position Competitors Access platforms Truck-mounted access platforms #1 Access truck mounts for height > 40 meters #1 European wind turbine maintenance Fire Rescue Group (Bronto) Rosenbauer (Germany) Metz Margirus Vema Iveco (Italy) Camiva Ruthmann (Germany) Wumag (Germany) Premier brand, diverse customer base and strong global distribution network

13 Federal Signal Technologies Group (FSTech) Segment Overview Backlog Sales by Market Segment Provider of technologies and solutions to the intelligent transportation systems and public safety markets and other applications Products and solutions provide end users with the tools needed to automate data collection and analysis, transaction processing and asset tracking Radio frequency identification systems ("RFID") Transaction processing vehicle classification Electronic toll collection Automated license plate recognition ("ALPR") Electronic vehicle registration Parking control and cashless payment solutions The group had sales of $93 million in 2010 ($ millions)

14 Brands, Products & Applications Federal Signal Technologies Group (FSTech) Shared Competencies & Leadership Automated License Plate Recognition (ALPR) Transportation, public safety Acquired in 2007 Electronic tolling, electronic vehicle registration Parking, supply chain Acquired in 2010 Transaction processing / account management Toll collection, vehicle registration, port management Acquired in 2010 Vehicle classification software Road use charging, data collection, parking Parking, access and revenue control Customer Intimacy Understand customer, deliver solutions to meet needs Brand Recognition Leading brands built on track records of: Performance Flexibility Customer service Leading Technology Leading functionality Cashless tolling / E-470 London congestion charging project Significant Synergies (Whole > Parts) End-to-end system of high-quality offerings Paradigm shift for customers Cross-selling opportunities Customer choice Provides a fully integrated electronic toll solution in North America

15 Financial Summary

16 Financial Headlines Order Trends Improving Across Businesses Increased Backlog Provides Base for H2 Revenue Growth Q1 Order Backlog = $258MM, vs. $217MM at 12/31/10 Margin Improvement will come from Favorable Product Mix and 80/20 Projects Higher-Margin Industrial Businesses Growing Faster than Muni Businesses Balance Sheet Expected to be Refinanced Later this Year Target Debt/EBITDA Ratio: 2X - 3X

17 Margin Drivers ESG: Continue Growth of Jetstream and Guzzler (Favorable Margin Product Mix) 80/20 Projects Improve Margin & Cash Flow for Elgin & Vactor Bronto: Leverage Pierce Agreement to Drive U.S. Growth Continue Growth in China Margin Improvement Results from Plant Reconfiguration SSG: Continued Market Growth in Industrial Safety and Alerting/Notification Systems 80/20 Analysis to Improve Profitability in Domestic Lightbar/Siren Businesses FS Tech: Leverage Strong Gross Margins through Top-Line Growth Expanding Global Markets for Intelligent Transportation and Public Safety Systems Increased Usage of Toll Lanes in U.S. Kapsch Agreement

18 Margin Targets 3-Year Target for FSS = 10%-12% Operating Margin Note: Historical Data exclude Restructuring and Impairment Charges

19 Balance Sheet Amended Debt Agreements during Q1 In Compliance with all Revised Debt Covenants at 3/31/2011 Total Net Debt at 3/31/2011 = $235MM Revolving Credit Facility = $191MM drawn Private Placement Notes = $37MM Foreign Bank Debt = $7MM Revolving Credit Facility Matures April 2012 ; Bulk of PP Notes Mature Late 2012 Expect to Refinance Debt later this Year High Yield Notes Asset-Based Revolving Credit Facility

20 Summary: Headlines New CEO: Dennis Martin 80/20 Focus Experience in Diversified Manufacturing Organizations Focus on Cash Flow and Margin Improvement in All Business Units Order Trends Improving Across Businesses Recent Partnerships (Pierce, Kapsch) Leverage Strong Brands & Technology Leading Market Shares in Most Key Businesses Industrial Business (30% Total FSS): Revenue Growth at Good Margins Municipal Business (30%): Revenue Stability; Focus on Margin Improvement International Business (40%): Global Opportunities for Safety, Bronto and FSTech Balance Sheet Expected to be Refinanced Later this Year Target Debt/EBITDA Ratio: 2X - 3X

21 Appendix

Municipal End Markets Drivers 22 Annual Percentage Change in State General Fund Spending by Fiscal Year Quarterly Percentage Change in Total State Tax Revenue (CHART) Source: The National Association of State Budget Officers as of Mar-2011

23 Consolidated Recent Financial Performance